UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2023

IANTHUS CAPITAL HOLDINGS, INC.

(Name of registrant in its charter)

British Columbia, Canada	000-56228	98-1360810
(State or jurisdiction of	(Commission File	(IRS Employer
incorporation or organization)	Number)	Identification No.)

214 King Street West, Suite 314

Toronto, ON M5H 3S6

(Address of principal executive offices)

(646) 518-9418

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Determination of Discretionary Bonus Award for Fiscal Year 2022

On April 26, 2023, the compensation committee of iAnthus Capital Holdings, Inc. (the “Company”) awarded Philippe Faraut, the Company’s Chief Financial Officer, a discretionary bonus for the Company’s fiscal year ended December 31, 2022 (“FY 2022”). All other compensation paid by the Company to Mr. Faraut for FY 2022 was previously reported by the Company in the Summary Compensation Table included in Part III, Item 11 of the Company’s Annual Report on Form 10-K filed by the Company with the Securities and Exchange Commission (the “Commission”) on March 30, 2023 (the “2022 10-K”). As of the date of the filing of the 2022 10-K, the amount of Mr. Faraut’s discretionary bonus award for FY 2022 had not been determined and, therefore, was omitted from the Summary Compensation Table included in the 2022 10-K pursuant to Instruction 1 to Item 402(c)(2)(iii) and (iv) of Regulation S-K promulgated by the Commission.

In accordance with Item 5.02(f) of Form 8-K, the amount of Mr. Faraut’s discretionary bonus award for FY 2022, and his total compensation for FY 2022, recalculated so as to include his discretionary bonus award for FY 2022, are set forth below.

Name	Bonus ($)	Total ($)
Philippe Faraut	300,000 (1)	640,385

(1) Represents a discretionary bonus for performance during the Company’s fiscal year ended December 31, 2022, as determined by the Company’s compensation committee, consisting of (i) a cash bonus of $150,000, and (ii) a non-cash bonus of restricted stock units having an aggregate grant date fair value of $150,000 as determined in accordance with FASB ASC Topic 718. The FASB ASC Topic 718 amount of this grant may never be realized by Mr. Faraut.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IANTHUS CAPITAL HOLDINGS, INC.

Date: June 7, 2023	By:	/s/ Robert Galvin
Robert Galvin Interim Chief Executive Officer